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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  June 4, 2001
                                 Date of Report
                        (Date of earliest event reported)




                               PET QUARTERS, INC.
             (Exact name of registrant as specified in its charter)




             ARKANSAS                                  0-28469                                62-1698524
   (State or other jurisdiction               (Commission File Number)                       (IRS Employer
        of incorporation)                                                                 Identification No.)


                              720 EAST FRONT STREET
                             LONOKE, ARKANSAS 72806
          (Address, including Zip Code, of principal executive offices)

                                 (501) 676-9222
              (Registrant's telephone number, including area code)



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Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.


Item 5.  Other Events.

         Not Applicable.


Item 6.  Resignations of Registrant's Directors.

         Mr. Jerrell W. Shelton resigned as a director of the Company effective June 4, 2001 for personal reasons which did not involve a disagreement with the Company on any matter relating to the Company's operations, policies, or practices.


Item 7.  Financial Statements and Exhibits.

         Not Applicable.


Item 8.  Change in Fiscal Year.

         Not Applicable.


Item 9.  Regulation FD Disclosure.

         Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     PET QUARTERS, INC.



                                     By: /s/ Steven Dempsey
                                        ----------------------------------------
                                         Steven Dempsey
                                         President and Chief Executive Officer


DATE:   June 8, 2001



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